                                                                    EXHIBIT 99.3

                        CONSENT AND FORBEARANCE AGREEMENT




As of September 8, 2003


ResortQuest International, Inc.
530 Oak Court Drive
Suite 360
Memphis, Tennessee  38117

Ladies and Gentlemen:

         Reference is made to those certain Note Purchase and Guarantee Agreements, dated as of June 1, 1999, as amended by a certain Modification Agreement dated as of July 24, 2000, and further amended by a certain Second Modification Agreement dated as of October 30, 2001, and further amended by a certain Third Modification Agreement dated as of March 14, 2003 (collectively, the "NOTE PURCHASE AND GUARANTEE Agreement"), entered into by ResortQuest International, Inc. (the "COMPANY"), the Guarantors (as defined therein) and each of the Noteholders set forth on the signature pages hereof (together with their permitted successors, transferees and assigns, the "NOTEHOLDERS"), pursuant to which the Noteholders purchased $50,000,000 in the aggregate principal amount of the Company's 9.06% Guaranteed Senior Secured Notes, Due June 16, 2004 (as amended, the "NOTES").

         The Company, Gaylord Entertainment Company ("GAYLORD") and GET Merger Sub, Inc. ("SUB") have entered into that certain Agreement and Plan of Merger dated as of August 4, 2003 (the "MERGER AGREEMENT"). Contemporaneously herewith, the Company, Gaylord and Sub are entering into that certain Subordinated Loan and Reimbursement Agreement of even date herewith (the "SUBORDINATED LOAN AGREEMENT"). Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Note Purchase and Guarantee Agreement.

I.       CONSENT TO ENTERING INTO THE MERGER AGREEMENT; NO AMENDMENTS.

         The Company has requested the Noteholders agree to consent to the Company entering into the Merger Agreement with Gaylord and Sub. Subject to the provisions of Section III of this Consent and Forbearance Agreement, the Noteholders hereby consent to the Company entering into the Merger Agreement in the form previously delivered to the Noteholders, provided, that, the Company agrees not to enter into an amendment of the Merger Agreement (or any agreement to terminate, or which could result in the termination of, the Merger Agreement) without the Required Holders' prior written consent.

II.      FORBEARANCE.

         The Company has requested the Noteholders agree to forbear from exercising rights and remedies arising as a result of the occurrence of any Events of Default under the Note Purchase and Guarantee Agreement caused solely by the failure of the Company to comply with (a) the provisions of Section 7.11(a), (b), (c) and (e) of the Credit Agreement and/or the provisions of
Section 8.1 or Section 8.4 of the Credit Agreement, and (b) the provisions of
Section 10.4, 10.5 and Section 10.6 of the Note Purchase and Guarantee Agreement, in each case, with respect to the period commencing on the date hereof and continuing until the earliest date on which any of the following events occur: (i) any Event of Default (other than those Events of Default specified in clauses (a) and (b) above) under the Note Purchase Agreement or the Credit Agreement; (ii) the termination of the Merger Agreement for any reason;
(iii) any default by the Company under the Subordinated Loan Agreement or under any other document executed in connection therewith; (iv) any failure by the Company to comply with the terms of this Consent and Forbearance Agreement; (v) any material breach of any representation or warranty made by the Company under this Consent and Forbearance Agreement; or (vi) any default under the Bank Waiver (as defined below) or any termination of any of the waivers granted thereunder (items (i) - (vi) are individually and collectively referred to as a "FORBEARANCE DEFAULT"). The period from and after the date hereof until, but excluding, the date of the occurrence of any Forbearance Default shall be known as the "FORBEARANCE PERIOD".

         During the Forbearance Period, but not thereafter, the Noteholders agree to forbear from exercising any rights and remedies arising as a result of the occurrence of any Events of Default specified in clauses (a) and (b) above, subject to the terms and conditions set forth in this Consent and Forbearance Agreement.

III. CONSENT TO INCURRENCE OF THE SUBORDINATED INDEBTEDNESS AND CONSUMMATION OF THE MERGER.


         The Company has further requested that the Noteholders consent to (a) the Company obtaining a non-revolving line of credit in the maximum principal amount of Ten Million and 00/100 Dollars ($10,000,000.00) and the Company obtaining a letter of credit in the face amount of Five Million and 00/100 Dollars ($5,000,000.00) from Bank of America for the benefit of Borrower and in favor of Paymentech, L.P, all as more particularly set forth in the Subordinated Loan Agreement, and (b) the consummation of the merger of the Company with Sub pursuant to the terms of the Merger Agreement.

         The Noteholders consent to the foregoing, provided, that, the Noteholders' consent with respect to the consummation of the merger described in clause (b) above is expressly subject to and conditioned upon satisfaction on or prior to the Closing Date (as defined in the Merger Agreement) of the following conditions precedent: (i) the Company shall have prepaid all of the Notes pursuant to Section 8.2 of the Note Purchase and Guarantee Agreement or purchased all of the Notes pursuant to Section 8.3 of the Note Purchase and Guarantee Agreement, in either case, in accordance with the terms hereof and thereof, and shall have paid all other amounts then due pursuant the Note Purchase and Guarantee Agreement or any other agreement executed and delivered in connection therewith and have performed and satisfied in


                                       2
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full all other obligations required to be performed and satisfied by it under the Note Purchase Agreement and any such other agreement; (ii) the Company shall have paid all amounts due under or in connection with the Credit Agreement; and
(iii) the Company shall have paid all costs and expenses of the Noteholders and its special counsel in connection herewith and/or the consummation of such merger.

IV.      CHANGE IN CONTROL AND OFFER TO PURCHASE.

         The parties hereto agree and acknowledge that, notwithstanding anything to the contrary in the Note Purchase and Guarantee Agreement or the Notice of Change in Control and Offer to Purchase Notes dated August 6, 2003 (the "OFFER TO PURCHASE"), the Proposed Purchase Date (as defined in the Note Purchase and Guarantee Agreement) shall be deemed to be the Closing Date and each holder of the Notes may accept or reject the Offer to Purchase at any time on or prior to the Closing Date (as defined in the Merger Agreement) by delivering notice to the Company of such rejection or acceptance. Further notwithstanding anything to the contrary in the Note Purchase and Guarantee Agreement or the Offer to Purchase, in no event shall any failure to respond to the Offer to Purchase be deemed to constitute a rejection of such Offer to Purchase.

V.       EFFECTIVENESS OF THIS CONSENT AND FORBEARANCE AGREEMENT.

         The effectiveness of this Consent and Forbearance Agreement is expressly subject to satisfaction of the following conditions precedent: (a) this Consent and Forbearance Agreement shall have been executed and delivered by all of the parties hereto, (b) the Subordinated Loan Agreement shall have been executed and delivered by all of the parties thereto, shall be in form and substance satisfactory to the Noteholders and a true and complete copy thereof shall have been delivered to the Noteholders; (c) that certain Limited Waiver dated as of September 8, 2003 (the "BANK WAIVER") in form and substance satisfactory to the Noteholders shall have been duly executed by the parties thereto, and neither the Agent nor any of the Lenders shall have received any fees or other compensation of any kind in connection with the delivery of the Bank Waiver; (d) no Event of Default, or event which with the passage of time or the giving of notice (or both) could result in an Event of Default, shall be in existence; (e) the Company shall have paid all costs and expenses of the Noteholders in connection with the preparation of this Consent and Forbearance Agreement and the other documents to be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of special counsel for the Noteholders; and (f) the Company and the Guarantors shall have executed and delivered such documents, instruments and certificates as the Noteholders may request in connection herewith and all proceedings taken in connection with the execution and delivery of this Consent and Forbearance Agreement and the transactions contemplated hereby shall be satisfactory to the Noteholders and their special counsel, and the Noteholders and their special counsel shall have received copies of such documents and information as they may reasonably request in connection therewith.

VI.      MISCELLANEOUS.

         Without limiting the generality of the provisions of Sections 12.4 and
17.1 of the Note Purchase and Guarantee Agreement, the agreement to forbear by the Noteholders set forth


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herein shall be limited precisely as written, and nothing in this Consent and
Forbearance Agreement shall be deemed to (a) constitute an agreement to forbear with respect to compliance by the Company and the Guarantors of any other term, provision or condition of the Note Purchase and Guarantee Agreement, the Notes, the Security Documents or any other instrument or agreement referred to therein, or (b) prejudice any right or remedy that the Noteholders may now have or may have in the future under or in connection with the Note Purchase and Guarantee Agreement, the Notes, the Security Documents or any other instrument or agreement referred to therein or in equity or at law. Upon the occurrence of a Forbearance Default, each of the Noteholders shall be immediately entitled to exercise each and every right or remedy available to it under the Note Purchase Agreement or applicable law in respect of such Forbearance Default and/or in respect of any other Event of Default then existing under the Note Purchase Agreement.

         Except as expressly set forth in this Consent and Forbearance Agreement, the terms, provisions and conditions of the Note Purchase and Guarantee Agreement, the Notes and Security Documents shall remain in full force and effect without amendment and such terms, provisions and conditions are hereby ratified and confirmed by the Company and the Guarantors.

         To induce the Noteholders to enter into this Consent and Forbearance Agreement, the Company, by its execution of a counterpart of this Consent and Forbearance Agreement, represents and warrants that after giving effect to this Consent and Forbearance Agreement and the Bank Waiver (a) all representations and warranties contained in the Note Purchase and Guarantee Agreement, the Notes and the Security Documents shall be true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and (b) the Company shall have performed all agreements to be performed on its part as set forth in the Note Purchase and Guarantee Agreement, the Notes and the Security Documents.

         By its execution of a counterpart of this Consent and Forbearance Agreement, each Guarantor acknowledges that it has read this Consent and Forbearance Agreement and consents to the terms hereof and further confirms and agrees that, notwithstanding the effectiveness of this Consent and Forbearance Agreement, the obligations of such Guarantor under the Note Purchase and Guarantee Agreement, the Notes and the Security Documents to which it is a party shall not be impaired or affected and each of the Note Purchase and Guarantee Agreement, the Notes and the Security Documents is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

         This Consent and Forbearance Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         This Consent and Forbearance Agreement shall be effective only when executed and delivered by the Company and consented to by each Guarantor and the percentage of Required


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Holders specifically required to consent hereto pursuant to Section 17.1 of the
Note Purchase and Guarantee Agreement.

         THIS CONSENT AND FORBEARANCE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                   (Balance of Page Intentionally Left Blank)




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         If the foregoing accurately sets forth our agreement, please sign and return the enclosed copy of this Consent and Forbearance Agreement.

                                             NOTEHOLDERS:

                                             TEACHERS INSURANCE AND ANNUITY
                                             ASSOCIATION


                                             By:        /s/ Deirdre MacDonald
                                                      --------------------------
                                                      Its:  Director
                                                            --------------------

                                    JACKSON NATIONAL LIFE INSURANCE
                                    COMPANY

                                    By:  PPM AMERICA, INC., as attorney in fact,
                                         on behalf of Jackson National Life
                                         Insurance Company


                                    By:      /s/ illegible
                                         ---------------------------------------
                                         Its:  Executive Vice President
                                               ---------------------------------

                                    CONNECTICUT GENERAL LIFE INSURANCE
                                    COMPANY

                                    By:  CIGNA INVESTMENTS, INC.
                                         (authorized agent)


                                    By:      /s/ Deborah B. Wiacek
                                         ---------------------------------------
                                         Its:  Managing Director
                                               ---------------------------------



                                    LIFE INSURANCE COMPANY OF NORTH
                                    AMERICA

                                    By:  CIGNA INVESTMENTS, INC.
                                         (authorized agent)


                                    By:      /s/ Deborah B. Wiacek
                                         ---------------------------------------
                                         Its:  Managing Director
                                               ---------------------------------

                                    MASSACHUSETTS MUTUAL LIFE
                                    INSURANCE COMPANY

                                    By:  David L. Babson & Company Inc.,
                                         Its Investment Advisor


                                    By:      /s/ Mark A. Ahmed
                                         ---------------------------------------
                                    Its:    Managing Director
                                         ---------------------------------------

                                    C.M. LIFE INSURANCE COMPANY
                                    By:  David L. Babson & Company Inc.,
                                         Its Investment Sub-Advisor

                                    By:    /s/Mark A. Ahmed
                                         ---------------------------------------
                                         Its:   Managing Director
                                                --------------------------------

                                    UNITED OF OMAHA LIFE INSURANCE
                                    COMPANY



                                    By:   /s/ Edwin H. Garrison, Jr.
                                          --------------------------------------
                                          Its:    First Vice President
                                                --------------------------------

CONFIRMED AND AGREED:

COMPANY:

RESORTQUEST INTERNATIONAL, INC.,
a Delaware corporation


By:        /s/ David Selberg
         ---------------------------
         Name:   David Selberg
               ---------------------
         Title:  Vice President
               ---------------------

GUARANTORS

Abbott & Andrews Realty, Inc.
Abbott Realty Services, Inc.
Abbott Resorts, Inc.
Advantage Vacation Homes by Styles, Inc.
B&B on the Beach, Inc.
Bluebill Properties, Inc.
Bluebill Vacation Properties, Inc.
Brindley & Brindley Realty & Development, Inc.
Coastal Resorts Management, Inc.
Coastal Resorts Realty, L.L.C.
Coates, Reid & Waldron, Inc.
Collection of Fine Properties, Inc.
CRW Property Management, Inc.
First Resort Software, Inc.
Hotel Corporation of the Pacific, Inc.
Houston & O'Leary Company
Howey Acquisition, Inc.
Maui Condominium & Home Realty, Inc.
Plantation Resort Management, Inc.
Priscilla Murphy Realty, Inc.
R & R Resort Rental Properties, Inc.
Realty Consultants, Inc.
Resort Property Management, Inc.
Shoreline Rentals, Inc.
Styles Estates, Ltd., Inc.
Telluride Resort Accommodations, Inc.
Ten Mile Holdings, Ltd.
The Management Company, Inc.
The Maury People, Inc.
The Tops'l Group, Inc.
Trupp-Hodnett Enterprises, Inc.
Whistler Chalets Ltd.
Worthy Owner Realty Group, Inc.

The following signature is on behalf of each of the foregoing Guarantors



By:  /s/ David Selberg
   ----------------------------
         Name:  David Selberg
         Title:  Vice President
         Its Authorized Officer